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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2004

                                 CASCADE BANCORP
             (Exact name of Registrant as specified in its charter)

          Oregon                            0-23322                 93-1034484
(State or other jurisdiction of      (Commission File Number)         (I.R.S.
  Employer Identification No.)

                         incorporation or organization)
                               1100 NW Wall Street
                               Bend, Oregon 97701
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (541) 385-6205
              (Registrant's telephone number, including area code)

Check  the   appropriate  box  below  if  the  Form  8-K  file  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

      On October 12, 2004, Cascade Bancorp announced by press release its earnings for the third quarter of 2004, including certain forward looking statements. All of the information in the press release, appearing in Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired

            Not applicable.

      (b)   Prof Forma Financial Information

            Not applicable.

      (c)   Exhibits

            Exhibit 99.1 Press Release dated October 12, 2004.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           CASCADE BANCORP

                                           By: /s/ Gregory D. Newton
                                               ---------------------------
                                               Gregory D. Newton
                                               Executive Vice President/
                                               Chief Financial Officer/Secretary



Date: 10/12/2004